EXHIBIT 99.1


                             CERTIFICATION PURSUANT
                             TO U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Protide Pharmaceuticals, Inc. (the "Registrant") on Form 10-QSB for the period ended November 30, 2002 as filed with the Securities and Exchange Commission on January 13, 2003, hereof (the Report"), the undersigned officers certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                                   PROTIDE PHARMACEUTICALS, INC.

Date: January 13, 2003                                By: /s/ Milo R. Polovina
                                                          ----------------------
                                                          Milo R. Polovina
                                                          Chairman of the Board,
                                                          President & CEO


                             CERTIFICATION PURSUANT
                             TO U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Protide Pharmaceuticals, Inc. (the "Registrant") on Form 10-QSB for the period ended November 30, 2002 as filed with the Securities and Exchange Commission on January 13, 2003, hereof (the Report"), the undersigned officers certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                                   PROTIDE PHARMACEUTICALS, INC.

Date: January 13, 2003                                By: /s/ David E. Tess
                                                          ----------------------
                                                          David E. Tess
                                                          Vice President Finance


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